Corporate and Group Information	6 Months Ended
Jun. 30, 2025
Corporate and Group Information [Abstract]
Corporate and group information

1.      Corporate and group information

The News Lens Co., Ltd. (the “Company”) was incorporated in Cayman Island with limited liability under the International Business Companies Act on January 20, 2015. On July 3, 2023, the company’s shareholders approved the resolution to change its name from The News Lens Co., Ltd. to TNL Mediagene. The Company and its subsidiaries (collectively referred herein as the “Group”) are primarily engaged in digital advertising, integrated marketing, marketing survey, artificial intelligence technology, data analysis, content service platform and production of audio-visual programs.

Since inception, the Company has successively acquired Neptune Internet Media Technology Co., Ltd., Easy Key 2 Asia Co., Ltd., AD2iction Co., Ltd., S.C. Integrated Marketing Communication Co., Ltd., and STAR Communication Consultant Co., Ltd. In 2022 and 2023, the Company acquired Polydice Inc. and TNL Mediagene Japan Inc, respectively. Through the integration of the Company and its subsidiaries’ resources, the Group continues to develop its online media advertising business.

Going concern

The Group has evaluated whether there are certain conditions and events, considered in the aggregate, that raise substantial doubt about the Group’s ability to continue as a going concern through February 28, 2027.

For the six months ended and as of June 30, 2025, the Group had loss for the period of $4,321,935 and net operating cash outflow $1,837,356 as well as negative working capital of $17,168,978 and accumulated deficit of $121,525,677. The Group has funded its operations and capital needs primarily through the net proceeds received from capital contributions and bank borrowings. As of the date the unaudited condensed consolidated interim financial statements for the six months ended June 30, 2025 available to be issued, the Group has concluded that there is substantial doubt about its ability to continue as a going concern through February 28, 2027.

To meet the cash requirements through February 28, 2027, the Group is undertaking a combination of the remediation plans, including, but not limited to the following:

(a)     The Group has been focusing on the improvement of operation efficiency, implementation of strict cost control and budget and enhancement internal controls to create synergy of the Group’s resources.

(b)    The Group has been actively seeking additional financing and evaluating various financing options, including additional capital contributions and bank borrowings.

The Group’s remediation plans, also include, among others, renewal or extension of its loan facilities with the financial institutions. Although management continues to pursue these plans, there can be no assurance that the Group will be successful in obtaining sufficient funding on terms acceptable to the Group to fund continuing operations, or that any additional financing will be available in a timely manner or with acceptable terms, if at all. If the Group is unable to raise sufficient financing or events or circumstances occur such that the Group does not meet its strategic plans, it would have a material adverse effect on the Group’s financial position, results of operations, cash flows, and ability to achieve its intended business objectives.

The accompanying unaudited condensed consolidated interim financial statements do not include any adjustments that might result from the outcome of this uncertainty. Accordingly, the unaudited condensed consolidated interim financial statements have been prepared on a basis that assumes the Group will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.